                                    EXHIBIT 1


The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement of Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or her contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or she knows of or has reason to believe that such information is not accurate.


Dated: November 6, 1998             NOLAN ACQUISITION PARTNERS

                                    By: Nolan Acquisition Group, L.P.,
                                        its Managing General Partner

                                        By: Kincaid Capital Group, a Texas
                                            corporation, its General Partner

                                            By:  /s/ Richard Jones
                                                -------------------------------
                                            Print Name: Richard Jones
                                            Title: Senior Vice President


Dated: November 6, 1998             NOLAN ACQUISITION GROUP, L.P.

                                    By: Kincaid Capital Group, a Texas
                                        corporation, its General Partner

                                        By:   /s/ Richard Jones
                                            -----------------------------------
                                            Print Name: Richard Jones
                                            Title: Senior Vice President


Dated: November 6, 1998             KINCAID CAPITAL GROUP, a Texas corporation

                                    By:  /s/ Richard Jones
                                        ---------------------------------------
                                        Print Name: Richard Jones
                                        Title: Senior Vice President

Dated: November 6, 1998              /s/ Thomas R. Kincaid
                                    -------------------------------------------
                                         Thomas R. Kincaid

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Dated: November 6, 1998              /s/ Richard Jones
                                    -------------------------------------------
                                         Richard Jones


Dated: November 6, 1998              /s/ Dan Komnenovich
                                    -------------------------------------------
                                         Dan Komnenovich


Dated: November 6, 1998             CONESE CAPITAL, L.L.C.


                                    By: Conese Family Partnership
                                        (Nevada), L.P., its sole member


                                         By: Conese General Partner (Nevada),
                                             Inc., its General Partner


                                            By:  /s/ Eugene P. Conese, Jr.
                                                -------------------------------
                                            Print Name: Eugene P. Conese, Jr.
                                            Title: Vice President


Dated: November 6, 1998             CONESE FAMILY PARTNERSHIP
                                    (NEVADA), L.P.


                                    By: Conese General Partner (Nevada), Inc.,
                                        its General Partner


                                         By:  /s/ Eugene P. Conese, Jr.
                                             ----------------------------------
                                         Print Name: Eugene P. Conese, Jr.
                                         Title: Vice President


Dated: November 6, 1998             CONESE GENERAL PARTNER (NEVADA), INC.


                                    By:  /s/ Eugene P. Conese, Jr.
                                        ---------------------------------------
                                    Print Name: Eugene P. Conese, Jr.
                                    Title: Vice President


Dated: November 6, 1998              /s/ Eugene P. Conese
                                    -------------------------------------------
                                         Eugene P. Conese